UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: January 3, 2017
(Date of earliest event reported)

IDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10235	36-3555336
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
1925 W. Field Court
Lake Forest, Illinois 60045
(Address of principal executive offices, including zip code)
(847) 498-7070
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 30, 2016, IDEX Corporation (the “Company”) appointed William K. Grogan to serve as the Company’s Senior Vice President and Chief Financial Officer, effective January 1, 2017. Mr. Grogan will succeed Michael J. Yates, who has been serving as the Company’s interim Chief Financial Officer and Vice President and Chief Accounting Officer.  Mr. Yates will continue in his role as Vice President and Chief Accounting Officer.
Mr. Grogan, 38, has been at the Company for five years and has served as Vice President of Finance, Operations, since 2015. Prior to that, he was Chief Financial Officer for the Company’s Health and Science Technologies and Fire, Safety and Diversified Technologies segments from 2012 to 2015. Before joining IDEX, Mr. Grogan most recently served as Director of Finance, Store Operations, at Walgreen Co. from 2011 to 2012. Mr. Grogan holds an MBA from Northwestern University’s Kellogg School of Management and an undergraduate degree in finance from Merrimack College.
The Company entered into an offer letter with Mr. Grogan on December 30, 2016 in connection with his promotion to Chief Financial Officer. Pursuant to the terms of his offer letter, Mr. Grogan’s initial base salary will be $425,000, his target bonus percentage under the Company’s Management Incentive Compensation Plan will be 70%, he will be eligible for annual equity awards under the IDEX Corporation Incentive Award Plan at a value of 155% of his base salary and he will be eligible to receive other benefits generally available to the Company’s other senior executives. In addition, on January 3, 2017, the Company granted Mr. Grogan a promotional equity award consisting of (i) 5,485 shares of restricted stock with three-year cliff vesting and (ii) options to purchase 21,115 shares of common stock, which vest ratably at 25% each year as of the anniversary of the grant date.

Mr. Grogan does not have any family relationship with any director or other executive officer of the Company, and there are no transactions in which Mr. Grogan has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On January 3, 2017, the Company issued a press release announcing Mr. Grogan’s appointment as Chief Financial Officer. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 - Financial Statements and Exhibits.

(d)    Exhibits

99.1    Press release dated January 3, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEX CORPORATION

	By:	/s/ WILLIAM K. GROGAN
William K. Grogan
Senior Vice President and Chief Financial Officer
January 3, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	IDEX Corporation press release dated January 3, 2017